UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2024

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of the Company was held on May 2, 2024. Shareholders representing 97,923,402 common shares of beneficial interest (“Common Shares”), or 95.08%, of the Common Shares outstanding as of the March 5, 2024 record date, either participated or were represented at the Annual meeting by proxy.

The proposals listed below were submitted to a vote of the holders of Common Shares (“Shareholders”). The proposals are described in the Company’s definitive proxy statement for the Annual Meeting previously filed with the Securities and Exchange Commission, on March 22, 2024.

The following table sets forth the final voting results of the proposals.

Proposal No. 1 - Election of Trustees:	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Proposal 1a - Election of Trustee: Kenneth F. Bernstein	96,811,956	252,083	11,097	848,266
Proposal 1b - Election of Trustee: Mark A. Denien	96,923,770	140,859	10,507	848,266
Proposal 1c - Election of Trustee: Kenneth A. McIntyre	95,193,536	1,849,920	31,680	848,266
Proposal 1d - Election of Trustee: William T. Spitz	93,767,929	3,295,670	11,537	848,266
Proposal 1e - Election of Trustee: Lynn C. Thurber	96,755,641	308,796	10,699	848,266
Proposal 1f - Election of Trustee: Lee S. Wielansky	95,007,495	2,057,150	10,491	848,266
Proposal 1g - Election of Trustee: Hope B. Woodhouse	94,831,344	2,232,695	11,097	848,266
Proposal 1h - Election of Trustee: C. David Zoba	90,100,427	6,963,355	11,354	848,266

	Votes Cast For	Votes Against	Abstentions
Proposal No. 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2024	97,775,299	138,162	9,941

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 3: Advisory (Non-Binding) Approval of Named
Executive Officer Compensation	90,724,738	6,320,998	29,400	848,266

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)
	By:	/s/ John Gottfried
	Name:	John Gottfried
May 7, 2024	Title:	Executive Vice President and Chief Financial Officer